Exhibit 3.15

STATE OF MONTANA		Prepare, sign, submit with an original signature and filing fee. This is the minimum information required.
ARTICLES of AMENDMENT for DOMESTIC LIMITED LIABILITY COMPANY 35-8-203, MCA		(This space for use by the Secretary of State only)

MAIL:	LINDA McCULLOCH
Secretary of State
P.O. Box 202801
Helena, MT 59620-2801
PHONE:	(406) 444-3665
FAX:	(406) 444-3976
WEB SITE:	sos.mt.gov

Required Filing Fee: $15.00
☒ 24 Hour Priority Handling check box and Add $20.00
☐ 1 Hour Expedite Handling check box and Add $100.00

PLEASE CHECK ONLY ONE BOx:

☒ Limited Liability Company

☐ Professional Limited Liability Company

1.	The current name of this Limited Liability Company is:	Bresnan Broadband of Montana, LLC

2.	The date the initial Articles of Organization were filed is:	April 6, 2004
(This is not the date you are filing these Articles of Amendment.) (month/day/year)

3.	The following amendment(s) were adopted in the manner provided for by the Montana Limited Liability Company Act: (A separate sheet of paper may be attached if necessary.)

The purpose of this amendment is to change from member managed to manager managed. The name and address of the Manager is Charter Communications, Inc., 12405 Powerscourt Drive, St. Louis, MO 63131.

4.	I, HEREBY SWEAR AND AFFIRM, under penalty of law, that the facts contained in this document are true.

/s/ Tom Proost
Signature of managing Member or Manager
SVP, Deputy General Counsel and Assistant Sectretary	April 2, 2014
Title (managing manager or member)	Date

Daytime Contact: Phone	314-543-2411	Email	cindy.minahan@charter.com

sos.mt.gov/Business/Forms	20-Articles_of_Amendment_for_Domestic_Limited_Liability_Company.doc	Revised10/01/2013

STATE OF MONTANA		Prepare, sign, submit with an original signature and filing fee
This is the minimum information required.
REINSTATEMENT or REVIVER for DOMESTIC or FOREIGN LIMITED LIABILITY COMPANY APPLICATION		(This space for use by the Secretary of State only)
MAIL:	LINDA McCULLOCH
Secretary of State
P.O. Box 202801
Helena, MT 59620-2801
PHONE:	(406) 444-3665
FAX:	(406) 444-3976
WEB SITE:	sos.mt.gov

Filing Fee:

Domestic Reinstatement $35.00 plus annual reports
Domestic Reviver $15.00 plus annual reports
Foreign Reviver $15.00 plus annual reports

☐ 24 Hour Priority Handling check box and Add $20.00

☐ 1 Hour Expedite Handling check box and Add $100.00

PLEASE CHECK ONE BOX:

☒ Domestic Reinstatement (35-8-912, MCA)

☐ Domestic Reviver (15-31-524, MCA)

☐ Foreign Reviver (15-31-524, MCA)

1.	The exact name of the limited liability company is:

Bresnan Broadband of Montana, LLC
2.	The limited liability company’s business mailing address is:
1111 Stewart Avenue, Bethpage, NY 11714
3.	The assets of the limited liability company have not been liquidated.
4.	Not less than a majority of its members have authorized this Application of Reinstatement/Reviver.
5.

If the limited liability company name has been legally acquired by another business entity prior to its Application for Reinstatement, the limited liability company desires to be reinstated with the new name of:

6.	For Domestic or Foreign Reviver: The limited liability company submits with this application a Certificate of Reinstatement of Suspended Limited Liability Company obtained from the Department of Revenue evidencing payment of delinquent taxes.

7.	For Domestic Reinstatement: Attached are all Annual Reports as required by the Montana Secretary of State and

a)	Pursuant to 35-8-912, MCA, a certificate from the Montana Department of Revenue stating that all taxes imposed pursuant to Title 15 have been paid must be attached. You may contact them at (406) 444-6900; PO Box 5805, Helena, MT 59620-5805.

OR

b)	☒X Check this box if this is a “single member” limited liability company that is not taxed as a corporation.

Pursuant to 35-8-912, MCA a certificate from the Montana Department of Revenue is not required.

8.	I, HEREBY SWEAR AND AFFIRM, under penalty of law, that the facts contained in this document are true.

	/s/ Victoria Salhus	June 20, 2013
Signature of /Manager	Victoria Salhus	Date
Sr. Vice President & Secretary

Daytime Contact phone:	516 803-2574	Email:

sos.mt.gov/Business/Forms	22-Reinstatement_or_Reviver_for_Domestic_Limited_Liability_Company	Revised: 11/14/2012

STATE OF MONTANA STATEMENT of CHANGE of REGISTERED AGENT and/or REGISTERED OFFICE		This is the minimum information required (This space for use by the Secretary of State only)
MAIL:	LINDA McCULLOCH
Secretary of State
P.O. Box 202801
Helena, MT 59620-2801
PHONE:	(406)444-3665
FAX:	(406)444-3976
WEBSITE:	sos.mt.gov

☐ 24 Hour Priority Filing Add $ 20.00

☐ 1 Hour Expedite Filing Add $100.00

For the purpose of having and continuously maintaining a registered agent at a registered office within the State of Montana, the undersigned submits the following statements of fact to the Secretary of State in accordance with 35-7-108, MCA, or 35-7-109, MCA:

State ID:

1.	The exact name of the entity:

Bresnan Broadband of Montana, LLC

Registered Agent Information

2. The name of the current registered agent: CT Corporation System

3. The street and mailing address of the current registered office:

PO Box 7054

401 N 31st Street, Suite 1650, Billings, MT 59103-7054

4. The name of the newly appointed registered agent: Corporation Service Company

5. The street and mailing address of the newly appointed registered office (Must be in Montana and include street name and number or physical location in addition to box number with the city and zip):

26 West Sixth Avenue, P.O. Box 1691, Helena, MT 59624-1691

Signature of consent of agent if filing under 35-7-109, MCA: Corporation Service Company

By:	/s/ DAVID NICKELSEN
DAVID NICKELSEN, ASST VP

6.

By my signature, I, as an official of the above entity, do state that I signed this statement on behalf of the entity and that the statements contained therein are true, under penalty of false swearing.

/s/ Victoria D. Salhus	1/11/11
Signature of Authorized Person for Entity if filed under 35-7-108, MCA	Dated: (Mo/Day/Yr)

VICTORIA D. SALHUS, Sr. VICE PRESIDENT
Printed Name and Title of above Authorized Person

http://sos.mt.gov/Business/Forms.aso	80-Statement_of_Change_of_Agent_and_Office.doc	Revised: 1/5/2009

APR-07-2004 14:46	CT CORP	303 629 2525 P.02

ARTICLES OF CORRECTION OF ARTICLES OF ORGANIZATION OF BRESNAN BROADBAND OF MONTANA, LLC

C-131968

1. The Articles of Organization (the “Articles of Organization”) of Bresnan Broadband of Montana, LLC (the “LLC”) were filed with the Montana Secretary of State on April 6, 2004.

2. Article 6 of the Articles incorrectly stated the name of the initial member of the LLC.

3. The correct name of the initial member of the LLC is Bresnan Digital Services, LLC.

Date: April 7, 2004	/s/ Katherine E. Duplay
Katherine E. Duplay, Sole Organizer

3216460_1.DOC

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STATE OF MONTANA ARTICLES of AMENDMENT for DOMESTIC LIMITED LIABILITY COMPANY 35-8-203, MCA		Prepare, sign, submit with an original signature and filing fee. This is the minimum information required. (This space for use by the Secretary of State only)

MAIL:	LINDA McCULLOCH Secretary of State P.O. Box 202801 Helena, MT 59620-2801

PHONE: FAX: WEB SITE:	(406) 444-3665 (406) 444-3976 sos.mt.gov
Required Filing Fee: $15.00
☒ 24 Hour Priority Handling check box and Add $20.00
☐ 1 Hour Expedite Handling check box and Add $100.00

PLEASE CHECK ONLY ONE BOX:

☒ Limited Liability Company

☐ Professional Limited Liability Company

1.	The current name of this Limited Liability Company is: Bresnan Broadband of Montana, LLC

2.	The date the initial Articles of Organization were filed is: April 6, 2004

(This is not the date you are filing these Articles of Amendment.)                (month/day/year)

3.	The following amendment(s) were adopted in the manner provided for by the Montana Limited Liability Company Act: (A separate sheet of paper may be attached if necessary.)

The purpose of this amendment is to change from member managed to manager managed. The name and address of the Manager is Charter Communications, Inc., 12405 Powerscourt Drive, St. Louis, MO 63131.

4.	I, HEREBY SWEAR AND AFFIRM, under penalty of law, that the facts contained in this document are true.

/s/ Tom Proost
Signature of managing Member or Manager
SVP, Deputy General Counsel and Assistant Secretary	April 2, 2014
Title (managing manager or member)	Date

Daytime Contact: Phone 314-543-2411	Email cindy.minahan@charter.com

sos.mt.gov/Business/Forms	20-Articles_of_Amendment_for_Domestic_Limited_Liability_Company.doc	Revisedl0/01/2013

MONTANA LIMITED LIABILITY COMPANY ANNUAL REPORT			Prepare, sign, submit with an original signature and filing fee. This is the minimum information required.
MAIL: PHONE: FAX: WEB SITE:	LINDA McCULLOCH Secretary of State P.O. Box 202801 Helena, MT 59620-2801 (406) 444-5522 (406) 444-3976 sos.mt.gov	For the year 2013	(This space for use by the Secretary of State only)
BRESNAN BROADBAND OF MONTANA, LLC CORPORATION SERVICE COMPANY PO BOX 1691 HELENA MT 596241691
Required Filing Fee: $15.00 (on or before April 15th)
$30.00 (after April 15th)
No Postmarks Accepted
☐ 24 Hour Priority Filing Add $20.00
☒ 1 Hour Expedite Filing Add $100.00

Organizational ID Number: C131968

Exact Name of Limited Liability Company:

BRESNAN BROADBAND OF MONTANA, LLC

Registered Agent Information.
The name of and address of the Registered Agent/Office in Montana:
Name of Registered Agent: CORPORATION SERVICE COMPANY Phone (Optional):
E-Mail Address (Optional):
Street Address: 26 W SIXTH AVE
(or Physical Location)
Mailing Address/PO Box*: PO BOX 1691 HELENA MT 596241691
* Complete if mailing address is different from street address or physical location and both addresses must be in Montana.
Signature of New Registered Agent:

1.	State of Organization: MT

2.	Address of Principal Office:

1111 STEWART AVE BETHPAGE NY 11714

3.	Limited liability company is managed by: ☐ Managers or ☑ Members. Please check either box. (This information must agree with our records).

4.	Names and business addresses of Individual Managers or Members: (To remove managers or members see opposite page).

INDIVIDUAL	SERVICES LLC BRESNAN DIGITAL	1111 STEWART AVE	BETHPAGE	NY 11714
REGISTERED	BRESNAN COMMUNICATIONS, LLC	1111 STEWART AVE	BETHPAGE	NY 11714

INSTRUCTIONS FOR REMOVING MEMBERS OR MANAGERS

DOMESTIC:

•	Statement of Dissociation- The only time you need to file a Statement of Dissociation is when a member (or members) has dissociated (withdrawn) from the limited liability company. Prepare a Statement of Dissociation to remove each member(s). The statement of Dissociation must state the name of the LLC and the name(s) of the specific member(s) that is being dissociated from the LLC. The Statement of Dissociation can be signed by the specific member(s) being removed or by one of the other listed members. The filing fee is $15.00 per Statement of Dissociation.

•	Managed by Members- If a member is no longer managing the LLC but remains a member, a Statement of Dissociation is NOT required. Simply do not list their name as a manager.

•	Managed by Managers- If a manager is no longer managing the LLC and is not a member, a Statement of Dissociation is NOT required. Simply do not list their name as a manager.

FOREIGN:

•	Managed by Members of Managers- Members or managers can be removed from the annual report without any requirements. Simply do not list their name as a manager.

5.	LLC Purpose/Description: LLC MANAGED BY MEMBERS - NONE STATED

6.	Professional Limited Liability Companies only. I certify that all the members and not less than one-half of the managers are qualified with the proper licensing authority in Montana or meet higher standards as specified by that licensing authority.

7.	By my signature below, I, an official of the above Limited Liability Company, do state that I signed this report on behalf of the Limited Liability Company, and that the statements herein contained are true, under penalty of false swearing.

I further state that the LLC remains in existence and has taken the necessary actions during the past year to preserve the status.

/s/ Victoria Salhus	Victoria Salhus, SVP & Secretary	6/20/13
Signature of Authorized Agent	Printed name of Authorized Agent	Date

1111 Stewart Avenue, Bethpage, NY 11714

Address

Daytime Contact:	Phone: 516 803-2574	Email:

All information provided, including names and addresses of members and managers, will be made available on the Secretary of State’s web site or upon request.

Please send fee and completed report to:

Linda McCulloch (406) 444-5522

Secretary Of State

P.O. Box 202801

Helena MT 59620-2801

Make checks payable to Secretary Of State, Helena MT 59620-2801

MUST BE RETURNED IN ORDER FOR YOUR LIMITED

LIABILITY COMPANY TO REMAIN ACTIVE AND IN GOOD

STANDING AND PREVENT INVOLUNTARY

DISSOLUTION/REVOCATION PER 35-8-208, MCA

STATE OF MONTANA STATEMENT of CHANGE of COMMERCIAL REGISTERED AGENT and/or REGISTERED OFFICE		This is the minimum information required (This space for use by the Secretary of State only) 370297 State of Montana Filed OCT 06 2008 Secretary of State C - 131968 No Fee
MAIL:	BRAD JOHNSON Secretary of State P.O. Box 202801 Helena, MT 59620-2801
PHONE: FAX: WEB SITE:	(406)444-3665 (406)444-3976 sos.mt.gov
☐ 24 Hour Priority Filing Add $20.00
☐ 1 Hour Expedite Filing Add $100.00

For the purpose of modifying their commercial registered agent information on file with the Montana Secretary of State, the undersigned submits the following statements in accordance with 35-1-110, MCA:

1.	The exact name of the entity:

BRESNAN BROADBAND OF MONTANA, LLC

Registered Agent Information

2.	The name of current registered agent: C T CORPORATION SYSTEM

3.	The new type or jurisdiction of organization:

4.	The new name of the registered agent: C T CORPORATION SYSTEM

5.	The street and mailing address of the new registered office (must be in Montana):

401 N 31ST ST STE 1650                                                     PO BOX 7054

BILLINGS MT 59103-7054

(Include street name and number or physical location in addition to box number with the city and zip)

6.	A commercial registered agent shall promptly furnish each entity represented by it with notice of record of the filing of a statement of change relating to the name or address of the agent and the changes made by the filing.

7.	By my signature, I, as commercial registered agent, do state that I signed this statement and that the statements contained therein are true, under penalty of false swearing.

/s/ Kenneth J. Uva	10/0
Signature of Registered Agent	Dated	(Mo/Day/Yr)

Kenneth J. Uva, Vice President
Printed Name and Title of above Authorized Person

STATE OF MONTANA		This is the minimum information required
(This space for use by the Secretary of State only)
STATEMENT of CHANGE of COMMERCIAL
REGISTERED AGENT and/or REGISTERED OFFICE
370297
MAIL:	BRAD JOHNSON	State of Montana
	Secretary of State	Filed
	P.O. Box 202801	OCT 06 2008
	Helena, MT 59620-2801	Secretary of State
PHONE:	(406)444-3665	C - 131968
FAX:	(406)444-3976
WEB SITE:	sos.mt.gov
No Fee
☐ 24 Hour Priority Filing Add $20.00
☐ 1 Hour Expedite Filing Add $100.00

For the purpose of modifying their commercial registered agent information on file with the Montana Secretary of State, the undersigned submits the following statements in accordance with 35-1-110, MCA:

1.	The exact name of the entity:

BRESNAN BROADBAND OF MONTANA, LLC

Registered Agent Information

2.	The name of current registered agent: C T CORPORATION SYSTEM

3.	The new type or jurisdiction of organization:

4.	The new name of the registered agent: C T CORPORATION SYSTEM

5.	The street and mailing address of the new registered office (must be in Montana):

401 N 31ST ST STE 1650                                                     PO BOX 7054

BILLINGS MT 59103-7054

(Include street name and number or physical location in addition to box number with the city and zip)

6.	A commercial registered agent shall promptly furnish each entity represented by it with notice of record of the filing of a statement of change relating to the name or address of the agent and the changes made by the filing.

7.	By my signature, I, as commercial registered agent, do state that I signed this statement and that the statements contained therein are true, under penalty of false swearing.

/s/ Kenneth J. Uva	10/0
Signature of Registered Agent	Dated	(Mo/Day/Yr)

Kenneth J. Uva, Vice President
Printed Name and Title of above Authorized Person

Executed by the undersigned for the purpose of forming a Montana Limited Liability Company,

PLEASE CHECK ONE BOX:

☒ Limited Liability Company    ☐ Professional Limited Liability Company

1.	The name of the limited liability company: Bresnan Broadband of Montana, LLC

(Must contain “limited liability company”, “limited company” or if Professional, “professional limited liability company”, or an abbreviation)

2.	The name and address of its registered office/agent in Montana:

Name: C T Corporation System

Street Address: 40 West Lawrence, Suite A,        (mailing address: P.O. Box 1166, Helena, MT 59624-1166)

City: Helena Montana, Zip Code: 59601

Signature of Registered Agent (Required) Hiedi M. Liesch, Asst. Secretary

3.	The address of its principal place of business in Montana:

Street Address: 1124 16th Street West, #6

City: Billings Montana, Zip Code: 59102

4.	(Check one) ☐ Term ☑ At Will

If Term, the latest date on which the LLC is to dissolve:

5.	The LLC will be managed by (check one) a ☐ Manager or by its ☑ Members

6.	The names of the Managers or Members and street addresses are:

Bresnan Communications, LLC, I Manhattanville Road, Purchase, New York 10577        E-39295

7.	If one or more members of the company are liable for the LLC’s debts and obligations under 35-8-304(3), MCA, please provide a list of liable members and attach written consents of each.

8.	If a Professional Limited Liability Company, the services to be provided:

/s/ Katherine E. Duplay	April 6, 2004
Signature of Organizer	Date

Katherine E. Duplay, Sole Organizer
Printed Name and Title

S:\BSB Final Documents\Forms\Articles of Organization for Domestic limited liability company.doc	Revised: 10/1/2003

MT034 - 11/21/03 C T System Online

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